Exhibit 99.1

Digital World Acquisition Corp. and Trump Media & Technology Group Corp. Reaffirm Commitment to Merger

Miami, Florida / ACCESSWIRE / August 9, 2023 / Special purpose acquisition company Digital World Acquisition Corp. (Nasdaq: DWAC) (“DWAC”) and Trump Media & Technology Group Corp. (“TMTG”), which operates the Truth Social platform, are pleased to announce they have agreed on an amendment to their previously announced Agreement and Plan of Merger (the “Merger Agreement”). In conjunction with DWAC’s engagement of a new independent auditor and receipt of an extension to file its amended annual report on Form 10-K and quarterly report on Form 10-Q for the quarter ended March 31, 2023, the Merger Agreement is expected to enable DWAC and TMTG to move forward expeditiously toward their shared objective of completing a business combination in the coming months. Once consummated, the merger will capitalize TMTG—which has rapidly developed Truth Social from an idea into a robust and dynamic online platform—and is expected to position TMTG for strategic growth and expansion while continuing its mission to open up the Internet.

Among other changes to governance and financial terms, the second amendment (the “Second Amendment”) extends the Merger Agreement’s “Outside Date” to December 31, 2023, and provides for mutual supplemental due diligence ahead of DWAC’s anticipated filing of an updated registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). For further information on the Second Amendment, please see DWAC’s current report on Form 8-K filed with the SEC on August 9, 2023.

“We are very grateful to be moving forward with our pivotal merger with TMTG,” said Eric Swider, CEO of DWAC. He added, “We are eager to continue working with TMTG’s management to complete mutual due diligence promptly and I want to personally thank TMTG’s management for their continued support in our strategic merger. Together with TMTG, we are converging our visions to shape the future of digital media. We believe Truth Social will have a strong position in the marketplace bringing a unique value perspective to our shareholders. We are truly excited and look forward to bringing this long-awaited transaction with TMTG to a close.”

“Truth Social was created to reopen the Internet and give people their voices back,” said TMTG CEO Devin Nunes. “As increasingly damning details emerge of the collusion between Big Tech and Big Government to suppress dissenting political views, Truth Social has proven itself to be a premier safe harbor for free expression online. TMTG remains committed to the merger with DWAC, which we believe will help maximize TMTG’s potential.”

About Digital World Acquisition Corp.

Digital World Acquisition Corp. (Nasdaq:DWAC) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. To learn more, visit www.dwacspac.com.

About TMTG

The mission of Trump Media & Technology Group (TMTG) is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations.

Additional Information and Where to Find It

DWAC has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with a proposed business combination (the “Business Combination”) with TMTG. The definitive proxy statement and other relevant documents will be mailed to stockholders of DWAC as of a record date to be established for voting on the Business Combination. Securityholders of the DWAC and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with the DWAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about the DWAC, TMTG and the Business Combination. DWAC’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: the Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

DWAC has also filed a definitive proxy statement with the SEC with respect to the proposed extension of its liquidation date. The definitive proxy statement for the extension of the liquidation date has been mailed to stockholders of DWAC. Securityholders of DWAC and other interested persons are advised to read the definitive proxy statement and any amendments thereto, in connection with DWAC’s solicitation of proxies for the special meeting to be held to approve the extension of the liquidation date because these documents will contain important information. DWAC’s securityholders and other interested persons will also be able to obtain copies of the definitive proxy statement, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

DWAC and certain of its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the DWAC in favor of the approval of the proposed extension. Securityholders of DWAC and other interested persons may obtain more information regarding the names and interests of DWAC’s directors and officers in the Business Combination in the DWAC’s filings with the SEC, including in the definitive proxy statement and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in DWAC or the proposed extension other than with respect to their interests in the Business Combination, to the extent the extension is effectuated.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of DWAC’s securities, (ii) the risk that the Business Combination may not be completed by DWAC’s Business Combination deadline and the potential failure to obtain DWAC’s stockholder approval of the extension amendment, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE (if applicable), including the approval of the Merger Agreement by the stockholders of DWAC, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including as a result of the Settlement Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of DWAC, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the Merger Agreement or the Business Combination (including as a result of the Settlement Agreement), (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) DWAC’s ability to comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that DWAC or TMTG may elect not to proceed with the Business Combination after completing their respective updated due diligence investigations, (xx) the risk that DWAC may elect not to proceed with the Business Combination in the event the License Agreement Waiver is not procured, and (xxi) those factors discussed in the DWAC’s filings with the SEC and that that will be contained in the definitive extension proxy and the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of DWAC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 26, 2023 (the “2022 Annual Report”) and in other reports DWAC files with the SEC, including the extension proxy statement. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DWAC (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while DWAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither DWAC nor TMTG gives any assurance that DWAC, TMTG, or the combined company, will achieve its expectations.

SOURCE: Digital World Acquisition Corp.